SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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         [ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                           AmericanBank Incorporated
                (Name of Registrant as specified in its charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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
                                  American Bank
                                  Incorporated

 American Bank appreciates your continued support and invites you to take advantage of the many products and services available as a shareholder of American Bank. We encourage you to visit our branch at 4029 West Tilghman Street in Allentown, call a member of our Customer Service team at (610) 366-1800 or send us an e-mail at service@pcbanker.com to open an account and use any or all of the valuable coupons below!


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|                          Rate Bonus on a 12-Month CD                         |
|                                                                              |
|            Earn a 0.20% bonus on the annual percentage yield on a            |
|                    12-month CD for amounts up to $100,000.                   |
|                                                                              |
|                                                                              |
| $500 minimum deposit. Bonus will apply to annual percentage yield in effect  |
| at the time of account opening. Rates are subject to change at any time      |
| without notice. CD interest compounds daily. Substantial penalty for early   |
| withdrawal. Offer applies to new American Bank CD accounts only and is not   |
| valid with any other special promotions. This offer expires 12/31/05.        |
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|                               Home Equity Loan                               |
|                           Documentation Fee Waiver                           |
|                                                                              |
|    Apply for a Home Equity Loan and we'll waive the $25 documentation fee.   |
|       Plus, receive an additional 0.50% reduction in your rate when you      |
|               have your payment automatically deducted from an               |
|                        American Bank checking account.                       |
|                                                                              |
|                                                                              |
| Offer applies to new American Bank Home Equity loan accounts only and is not |
| valid with any other special promotions. This offer expires 12/31/05.        |
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|                             Residential Mortgage                             |
|                               Settlement Rebate                              |
|                                                                              |
|    Apply for a residential mortgage and this coupon will entitle you to a    |
|                            $200 Settlement Rebate                            |
|                                                                              |
|                                                                              |
| Redeemable at settlement (expiration based upon application date). Not       |
| redeemable for cash. Redemption value not to exceed $200 fee. Offer applies | | to new American Bank mortgage accounts only and is not valid with any other |
| special promotions. This offer expires 12/31/05.                             |
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|                           Free Order of 150 Checks                           |
|                                                                              |
|    Redeem this coupon and receive your first or next order of 150 checks     |
|                          for your checking account FREE.                     |
|                                                                              |
|                                                                              |
| Limit one per customer. Select styles available. Offer available for new or  |
| existing personal checking account holders and is not valid with any other   |
| special promotions. This offer expires 12/31/05.                             |
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